EXHIBIT 99.4

WaMu Capital Corp.
A Washington Mutual, Inc. Company

WMALT 2005-8

30 Year Conforming Alt-A – Group 1

Term Sheet

Collateral Size	$262 MM +/-

GWAC	5.81% +/- 10bps

WAM	358 +/-

California	31 % Approx.

FICO	725 +/-

Average Loan Balance	$208,000 +/-

WA LTV	69% +/-

Cash-Out Refi	42% +/-

SF/PUD	85% +/-
2-4 Family	6% +/-

Full Doc	14% +/-
Reduced Doc	62% +/-
No Doc	20% +/-
No Ratio	4% +/-

Investor Property	9% +/-

IO Loans	36% +/-

Prepay Penalty	16% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	9/30/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

WMALT 2005-8

30 Year Conforming Alt-A – Group 2

Term Sheet

Collateral Size	$138 MM +/-

GWAC	6.54% +/- 10bps

WAM	358 +/-

California	13 % Approx.

FICO	707 +/-

Average Loan Balance	$170,000 +/-

WA LTV	76% +/-

Cash-Out Refi	36% +/-

SF/PUD	83% +/-
2-4 Family	8% +/-

Full Doc	15% +/-
Reduced Doc	61% +/-
No Doc	20% +/-
No Ratio	4% +/-

Investor Property	17% +/-

IO Loans	27% +/-

Prepay Penalty	6% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	9/30/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

WMALT 2005-8

30 Year Conforming Alt-A

Term Sheet

Collateral Size	$399 MM +/-

GWAC	6.06% +/- 10bps

WAM	358 +/-

California	24 % Approx.

FICO	719 +/-

Average Loan Balance	$193,000 +/-

WA LTV	71% +/-

Cash-Out Refi	40% +/-

SF/PUD	84% +/-
2-4 Family	7% +/-

Full Doc	14% +/-
Reduced Doc	62% +/-
No Doc	20% +/-
No Ratio	4% +/-

Investor Property	11% +/-

IO Loans	33% +/-

Prepay Penalty	13% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	9/30/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

WMALT 2005-8

30 Year Jumbo Alt-A

Term Sheet

Collateral Size	$298 MM +/-

GWAC	5.98% +/- 10bps

WAM	358 +/-

California	50 % Approx.

FICO	732 +/-

Average Loan Balance	$523,000 +/-

WA LTV	71% +/-

Cash-Out Refi	42% +/-

SF/PUD	90% +/-
2-4 Family	2% +/-

Full Doc	27% +/-
Reduced Doc	56% +/-
No Doc	15% +/-
No Ratio	2% +/-

Investor Property	3% +/-

IO Loans	34% +/-

Prepay Penalty	10% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	9/30/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.